UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2017

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Equity Awards. Named executive officers of Philip Morris International Inc. (the "Company") receive 40% of their targeted equity award in the form of restricted stock units, or RSUs, and 60% in the form of performance share units, or PSUs. Accordingly, on February 2, 2017, the Compensation and Leadership Development Committee of the Board of Directors of the Company (the “Committee”) approved the grants of RSUs and PSUs under the Philip Morris International Inc. 2012 Performance Incentive Plan (the “Plan”) to the Company's named executive officers in the amounts indicated below:

Name	RSUs	PSUs

André Calantzopoulos	41,870	62,800
Marc Firestone	13,000	19,500
Martin King	6,830	10,240
Jacek Olczak	12,940	19,410
Miroslaw Zielinski	8,650	12,980

The foregoing awards of RSUs are due to vest on February 19, 2020. The form of the RSU agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing awards of PSUs are due to vest on February 19, 2020 at the end of a three-year (2017-2019) performance cycle only to the extent performance goals pre-established and pre-weighted by the Committee are achieved. The form of the PSU agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Annual Incentive Compensation Awards. On February 2, 2017, the Committee approved annual incentive compensation awards for 2016, payable in cash, to the Company's named executive officers, in the amounts indicated below:

Name	Annual Incentive Award
	CHF	US$	(a)
André Calantzopoulos	3,572,280	3,607,646
Marc Firestone	1,581,270	1,596,925
Martin King	1,043,630	1,053,962
Jacek Olczak	1,574,110	1,589,694
Miroslaw Zielinski	1,322,750	1,335,845

(a)	Annual incentive compensation awards are converted to U.S. dollars using the average conversion rate on February 2, 2017 of CHF1.00 = $1.0099.

The annual incentive compensation awards were set based on a pre-established matrix formula employing six performance measures.

Base Salaries. On February 2, 2017, the Committee approved the following base salaries for the following executive officers in the amounts indicated below, effective April 1, 2017:

Name	Base Salary Amount
	CHF	US$	(a)
André Calantzopoulos	1,513,057	1,528,036
Marc Firestone	1,020,006	1,030,104
Martin King	845,004	853,370
Jacek Olczak	974,012	983,655
Miroslaw Zielinski	945,009	954,365

(a)	Base salaries are converted to U.S. dollars using the average conversion rate on February 2, 2017 of CHF1.00 = $1.0099.

The Company will provide additional information regarding the compensation of its named executive officers in the Company’s proxy statement for the Company’s Annual Meeting of Shareholders, which will be issued in March 2017.

Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits

10.1	Form of Restricted Stock Unit Agreement

10.2	Form of Performance Share Unit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:    /s/ JERRY WHITSON
Name:    Jerry Whitson

Title:	Deputy General Counsel and Corporate Secretary
DATE: February 7, 2017

EXHIBIT INDEX

Exhibit No.    Description

10.1	Form of Restricted Stock Unit Agreement

10.2	Form of Performance Share Unit Agreement